EXHIBIT 99.1

Chico’s FAS Adopts Limited Duration Shareholder Rights Plan

FORT MYERS, Fla., April 3, 2020 -- Chico's FAS, Inc. (NYSE: CHS) (the “Company” or “Chico’s FAS”), a leading omnichannel specialty retailer for women that operates Chico's®, White House Black Market®, Soma® and TellTale™, today announced that its Board of Directors adopted a limited duration shareholder rights plan (the “Rights Plan”).

In adopting the Rights Plan, the Board has taken note of the unprecedented impact of the global COVID-19 pandemic on equity market valuations, including the dislocation in the Company’s stock price. Given the current environment and trading levels as well as the importance of maintaining focus on the Company’s operations, safeguarding the welfare of employees and serving customers, the Board believes adopting the Rights Plan is in the best interest of all Chico’s FAS shareholders.

The Rights Plan has a one-year duration, expiring on April 1, 2021. It is similar to plans adopted by other public companies and is intended to protect the interest of the Company and its shareholders by reducing the likelihood that any person or group gains control of Chico’s FAS through open market accumulation or other tactics without paying an appropriate control premium. The Rights Plan also helps ensure that the Board has sufficient time to make informed decisions that are in the best interests of the Company and all Chico’s FAS shareholders. The Rights Plan applies equally to all current and future shareholders and is not intended to deter offers that are fair and otherwise in the best interest of the Company’s shareholders. The Rights Plan has not been adopted in response to any specific takeover bid or other proposal to acquire control of the Company.

Pursuant to the Rights Plan, the Company is issuing one right for each share of common stock outstanding at the close of business on April 13, 2020. The rights will become exercisable only if an entity, person or group acquires beneficial ownership of 10% or more of the Company's common stock (including in the form of synthetic ownership through derivative positions), or 20% in the case of certain passive investors. When the rights become exercisable, each holder of a right (other than, as detailed in the Rights Plan, the person or group triggering the rights) will be entitled to purchase, at the then-current exercise price (which was initially set at $12 per right), additional shares of common stock having a value of twice the exercise price of the right (a 50% discount). Rights held by any entity, person or group whose actions trigger the Rights Plan, and those of certain related parties, would become void.

Additional details regarding the Rights Plan will be contained in a Form 8-K to be filed by the Company with the U.S. Securities and Exchange Commission.

ABOUT CHICO'S FAS, INC.

The Company, through its brands – Chico's, White House Black Market, Soma and TellTale is a leading omnichannel specialty retailer of women's private branded, sophisticated, casual-to-dressy clothing, intimates and complementary accessories.

As of February 1, 2020, the Company operated 1,341 stores in the U.S. and Canada and sold merchandise through 70 international franchise locations in Mexico and 2 domestic franchise airport locations. The Company's merchandise is also available at www.chicos.com, www.chicosofftherack.com, www.whbm.com, www.soma.com and www.mytelltale.com as well as through third party channels. For more detailed information on the Company, please go to our corporate website at www.chicosfas.com. The information on our corporate website is not, and shall not be deemed to be, a part of this press release or incorporated into our federal securities law filings.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains "forward-looking statements," within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to certain events that could have an effect on our future financial performance. These statements relate to expectations concerning matters that are not historical fact and may include the words or phrases such as "will," "should," "expects," "believes," "anticipates," "plans," "intends," "estimates," "approximately," "our planning assumptions," "future outlook," and similar expressions. Except for historical information, matters discussed in such statements are forward-looking statements. These forward-looking statements are based largely on information currently available to our management and on our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those currently anticipated. Although we believe our expectations are based on reasonable estimates and assumptions, we cannot guarantee their accuracy or our future performance, and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, changes in the general economic and business environment; changes in the general or specialty retail or apparel industries, including the extent of the market demand and overall level of spending for women's private branded clothing and related accessories; the availability of quality store sites; the effectiveness of our brand strategies, awareness and marketing programs; the ability to successfully execute and achieve the expected results of our business strategies and particular strategic initiatives (including, but not limited to, the Company's revised organizational structure, retail fleet optimization plan and three operating priorities which are driving stronger sales through improved product and marketing; optimizing the customer journey by simplifying, digitizing and extending the Company's unique and personalized service; and transforming sourcing and supply chain operations to increase product speed to market and improve quality), sales initiatives and multi-channel strategies; customer traffic; our ability to appropriately manage our inventory and allocation processes; our ability to leverage inventory management and targeted promotions; the successful recruitment of leadership and the successful integration of new members of our senior management team; uncertainties regarding future unsolicited offers to buy the Company and our ability to respond effectively to them as well as to actions of activist shareholders and others; changes in the political environment that create consumer uncertainty; the risk that our investments in merchandise or marketing initiatives may not deliver the results we anticipate; significant changes to product import and distribution costs (such as unexpected consolidation in the freight carrier industry, and the ability to remain competitive with customer shipping terms and costs pertaining to product deliveries and returns); the continuation or worsening of impacts related to the COVID-19 outbreak, including business, financial, human capital and other impacts to the Company and its partners; new or increased taxes or tariffs (particularly with respect to China) that could impact, among other things, our sourcing from foreign suppliers; significant shifts in consumer behavior; and those other factors described in Item 1A, "Risk Factors" and in the "Forward-Looking Statements" disclosure in Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our latest annual report on Form 10-K and in Part II, Item 1A, "Risk Factors" and the "Forward-Looking Statements" disclosure in Part I, Item 2. "Management's Discussion and Analysis of Financial Condition and Results of Operation" of our quarterly reports on Form 10-Q and in other reports we file with or furnish to the Securities and Exchange Commission. The current global economic climate, length and severity of the COVID-19 outbreak, and uncertainty surrounding potential changes in U.S. policies and regulations, including the upcoming U.S. election, may amplify many of these risks. There can be no assurance that the actual future results, performance, or achievements expressed or implied by such forward-looking statements will occur. All forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized.

Investor Relations Contact:
Tom Filandro
ICR, Inc.
(646) 277-1235

Media Relations Contact:
Pashen Black
Director of Corporate Public Relations
(239) 218-3388